UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/28/2014

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2014

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® Short Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/28/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays 1-Year Municipal Bond Index
6-Month	0.96%	-1.32%	0.25%
1-Year	3.60	1.26	0.69
Since Inception (12/6/10)	2.80	2.21	0.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*November 28, 2014, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2014.

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Fund Performance Discussion

The Class A shares of Oppenheimer Rochester Short Term Municipal Fund – which had a tax-free yield of 1.92% at net asset value (NAV) for the 28-day accrual period ended November 25, 2014 – offered investors a highly attractive alternative to the average FDIC-insured savings account, which pays a taxable interest rate of about 0.09%. The Fund’s holdings continued to generate tax-free income consistent with the Fund’s investment goals this reporting period. Additionally, the Fund handily outperformed the Barclays 1-Year Municipal Bond Index, its benchmark. Investors should note that tax-free income comprised 100% of the Fund’s total return this reporting period, providing further evidence supporting our team’s thesis that yield is the primary driver of our funds’ performance.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period, thanks in part to positive reports from the Federal Reserve. It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities.

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.70% at the end of this reporting period. At 1.91%, the distribution yield (at NAV) for this Fund’s Class A shares was 121 basis points higher than the category average.

According to a statement released November 19, 2014, the FOMC observed an expanding economy, solid job gains, a lower unemployment rate and increases in

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	1.92%
Dividend Yield with sales charge	1.88
Standardized Yield	1.36
Taxable Equivalent Yield	2.40
Last distribution (11/25/14)	$0.006
Total distributions (6/1/14 to 11/30/14)	$0.036
Endnotes for this discussion begin on page 11 of this report

3       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

Also in October 2014, the Fed stated that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. Even when the goals of maximum employment and 2% inflation are reached, the Fed anticipates global economic conditions may necessitate keeping the Fed Funds rate below “normal” levels for some time.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing economic conditions.

As of November 28, 2014, the last day of this reporting period, the average yield on 30-year, AAA-rated muni bonds was 3.16%, down 27 basis points from May 30, 2014, the last day of the previous reporting period. The average yield on 10-year, AAA-rated muni bonds was

2.14% on November 28, 2014, down 3 basis points from the May 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.16%, down 2 basis points from the May 2014 date.

During this reporting period, market participants continued to focus attention on developments related to municipal bonds issued in Detroit and Puerto Rico. Details about the Fund’s holdings from these two geographies can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 600 securities as of November 28, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short Term Municipal Debt Fund’s Class A category as of November 28, 2014, trailing only the distribution yield of this Fund’s Y shares.

4       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

At 1.91% on that date, it was 121 basis points higher than the category average, which was 0.70%.

Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 2.40% based on the Fund’s standardized yield as of November 28, 2014, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 0.6 cents per share throughout this reporting period. In all, the Fund distributed 3.6 cents per Class A share this reporting period.

General Obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised the Fund’s largest sector as of November 28, 2014, with 29.9% of total assets (30.3% of net assets). The Fund’s holdings in this sector include bonds issued in many U.S. municipalities, including Detroit and the Commonwealth of Puerto Rico. All of the Detroit G.O.s held by the Fund and virtually all of the Puerto Rico G.O.s held by the Fund are insured by insurers that the Rochester investment team has determined to be high quality; the market prices observed during this reporting period for this Fund’s Detroit and Puerto Rico G.O. holdings support the team’s determination.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 13.5% of the Fund’s total assets (13.7% of net assets) as of November 28, 2014. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund (including some issued by Puerto Rico) are backed by the proceeds of these lease arrangements.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 11.0% of the Fund’s total assets (11.2% of net assets) at the end of this reporting period. The Fund’s holdings, nearly 90% of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Since his inauguration, first-time Puerto Rico governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño, by strengthening the island’s balance sheet, cutting the government payrolls, enacting

5       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

comprehensive pension reforms, and raising revenues via tax rate changes and improved enforcement.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

During this reporting period, we filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period as the media focused on the Recovery Act and the potential for debt restructuring. While most of the muni bonds issued by Puerto Rico faced pricing pressure in the early months of this reporting period, the tide turned for many of the island’s securities midway through the reporting period and prices were rallying.

6       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

7       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Fund’s holdings in municipal bonds issued by utilities represented 10.0% of total assets (10.2% of net assets) at the end of this reporting period. As of November 28, 2014, this set of holdings included electric utilities with 4.0% of total assets (4.1% of net assets); sewer utilities with 2.6% of total assets (2.7% of net assets); water utilities with 2.2% of total assets (2.2% of net assets), and gas utilities with 1.2% (1.2% of net assets). Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA and PRASA. All of this Fund’s PREPA holdings and virtually all of this Fund’s PRASA holdings are insured.

As of November 28, 2014, the Fund was invested in the hospital/healthcare sector, which represented 8.2% of total assets (8.3% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 6.7% of total assets (6.8% of net assets) as of November 28, 2014. Bonds in this sector are used to build and maintain roadways and highway amenities. This Fund’s PRHTA bonds are 100% insured.

As of November 28, 2014, the Fund’s holdings in government appropriation bonds represented 5.1% of total assets (5.1% of net assets). A municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. At the end of this reporting period, this sector included one bond issued in Puerto Rico.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. While the Fund invests

8       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

9       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	29.9%
Municipal Leases	13.5
Hospital/Healthcare	8.2
Highways/Commuter Facilities	6.7
Government Appropriation	5.1
Electric Utilities	4.0
Tax Increment Financing	3.6
Sales Tax Revenue	3.3
Special Tax	3.0
Sewer Utilities	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on total assets. November 28, 2014, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	9.4%	—%	9.4%
AA	53.8	—	53.8
A	17.9	7.0	24.9
BBB	5.1	2.3	7.4
BB or lower	4.0	0.5	4.5
Total	90.2%	9.8%	100.0%

The percentages above are based on the market value of the securities as of November 28, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 11/28/14

	Without Sales Charge	With Sales Charge
Class A	1.92%	1.88%
Class C	1.22	N/A
Class Y	2.15	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/14
Class A	1.36%
Class C	0.64
Class Y	1.64

TAXABLE EQUIVALENT YIELDS

As of 11/30/14
Class A	2.40%
Class C	1.13
Class Y	2.90

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/28/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (ORSTX)	12/6/10	0.96%	3.60%	2.80%
Class C (ORSCX)	12/6/10	0.58	2.81	2.01
Class Y (ORSYX)	12/6/10	1.08	3.85	3.04
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/28/14
	Inception Date	6-Month	1-Year	Since Inception
Class A (ORSTX)	12/6/10	-1.32%	1.26%	2.21%
Class C (ORSCX)	12/6/10	-0.42	1.81	2.01
Class Y (ORSYX)	12/6/10	1.08	3.85	3.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to

11       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. November 28, 2014, was the last business day of the Fund’s 6-month period.

The Fund’s performance is compared to the performance of the Barclays 1-Year Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 1-year (1-2) component of the Barclays Municipal Bond Index. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0060 for the 28-day accrual period ended November 28, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on November 28, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0038 and $0.0067, respectively, for the 28-day accrual period ended November 28, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended November 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 100 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

12       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 28, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	June 1, 2014	November 28, 2014	November 28, 2014
Class A	$1,000.00	$1,009.60	$4.24
Class C	1,000.00	1,005.80	7.99
Class Y	1,000.00	1,010.80	3.00

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.58	4.27
Class C	1,000.00	1,016.86	8.03
Class Y	1,000.00	1,021.82	3.01

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 28, 2014 are as follows:

Class	Expense Ratios
Class A	0.85%
Class C	1.60
Class Y	0.60

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS November 28, 2014* Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Municipal Bonds and Notes—98.0%
Alabama—3.0%
$190,000	AL Public Hsg. Authority, Series B	4.450%	01/01/2024	12/28/2014	A	$191,641

5,045,000	Jefferson County, AL GO1	5.000	04/01/2023	12/28/2014	A	5,045,807

75,000	Jefferson County, AL GO1	5.000	04/01/2018	12/28/2014	A	75,082

975,000	Jefferson County, AL GO1	5.250	04/01/2017	12/28/2014	A	976,199

1,720,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.250	01/01/2018	12/28/2014	A	1,723,801

30,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.250	01/01/2023	12/28/2014	A	30,040

115,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.000	01/01/2024	12/28/2014	A	115,061

1,200,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.250	01/01/2019	12/28/2014	A	1,202,340

355,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.500	01/01/2022	12/28/2014	A	355,440

265,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.500	02/15/2016	12/28/2014	A	266,031

2,815,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.250	01/01/2019	12/28/2014	A	2,838,618

955,000	Jefferson County, AL Limited
	Obligation School Warrant[1]	5.500	01/01/2021	12/28/2014	A	956,251

170,000	Jefferson County, AL School Warrants[1]	5.500	02/15/2020	12/28/2014	A	170,524

						13,946,835

Alaska—0.6%
2,900,000	AK Energy Authority[1]	6.600	07/01/2015	07/01/2015		2,999,615

Arizona—2.8%
3,000,000	AZ Sports & Tourism Authority (Professional Baseball Training Facilities)[1]	5.000	07/01/2016	07/01/2016		3,141,930

660,000	AZ University Medical Center	5.250	07/01/2015	12/28/2014	A	662,825

775,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.250	05/01/2015	05/01/2015		789,004

160,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	12/02/2017	B	182,150

415,000	Phoenix, AZ Water System[1]	4.500	07/01/2022	12/17/2014	A	415,959

8,125,000	Pima County, AZ IDA PUTTERS[1]	0.320 [2]	03/01/2030	12/05/2014	A	8,125,000

10,000	Tempe, AZ Improvement District No. 175 (Rio Salado)	4.700	01/01/2015	12/28/2014	A	10,038

						13,326,906

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250	11/01/2019	12/28/2014	A	25,103

10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)[1]	5.500	12/01/2016	12/14/2015	B	10,000

						35,103

16       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California—20.5%
$30,000	Alameda, CA Community Improvement Commission (Business & Waterfront)[1]	4.400%	02/01/2019	12/28/2014	A	$30,066

14,145,000	Alhambra, CA COP (Police Facilities)[1]	6.750	09/01/2023	02/09/2020	B	16,595,480

100,000	Anaheim, CA Public Financing Authority[1]	6.000	09/01/2016	03/12/2016	B	106,442

70,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2017	12/28/2014	A	70,293

50,000	Avalon, CA Community Improvement Agency[1]	4.500	09/01/2022	12/28/2014	A	50,088

20,000	Barstow, CA Redevel. Agency[1]	4.700	09/01/2022	12/28/2014	A	20,060

450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		503,050

475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		532,380

100,000	Benicia, CA Water[1]	4.150	11/01/2015	12/28/2014	A	100,327

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)[1]	4.500	09/01/2017	03/01/2015	A	50,441

50,000	Bonny Doon, CA Union Elementary School District	4.625	06/01/2016	12/28/2014	A	50,183

3,000,000	CA Austin Trust Various States Inverse Certificates[1]	0.300 [2]	08/15/2026	12/05/2014	A	3,000,000

75,000	CA College of the Sequoias Community College District COP[1]	4.750	05/01/2026	12/28/2014	A	75,214

75,000	CA County Tobacco Securitization Agency[1]	4.250	06/01/2021	08/14/2018	B	72,461

115,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	11/16/2018	B	114,993

95,000	CA Dept. of Transportation COP	5.250	03/01/2016	12/28/2014	A	95,401

50,000	CA Educational Facilities Authority (University of Redlands)[1]	4.125	10/01/2022	04/01/2015	A	50,256

10,000	CA GO1	5.250	06/01/2015	06/01/2015		10,258

10,000	CA GO1	5.750	11/01/2017	05/01/2015	A	10,234

25,000	CA GO	5.500	06/01/2015	12/28/2014	A	25,111

5,000	CA GO1	4.750	02/01/2018	12/28/2014	A	5,019

20,000	CA GO1	5.250	10/01/2016	04/01/2015	A	20,344

10,000	CA GO	4.750	02/01/2016	12/28/2014	A	10,038

15,000	CA GO1	4.100	12/01/2014	12/01/2014		15,005

10,740,000	CA Golden State Tobacco Securitization Corp. (TASC) SPEARS[1]	0.150 [2]	06/01/2035	12/05/2014	A	10,740,000

2,200,000	CA Health Facilities Financing Authority (Marshall Medical Center)[1]	5.000	11/01/2024	12/28/2014	A	2,208,162

50,000	CA Health Facilities Financing Authority (Prototypes A Center for Innovation in Health, Mental Health & Social Services)	5.050	06/01/2015	12/28/2014	A	50,195

150,000	CA HFA (Home Mtg.)[1]	3.850	08/01/2015	08/01/2015		151,807

200,000	CA Industry Public Facilities Authority	4.000	05/01/2016	12/28/2014	A	201,054

50,000	CA Municipal Finance Authority Charter School (John Adams Academics)[1]	5.400	10/01/2016	03/18/2016	B	50,109

17       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$12,260,000	CA Public Works[1]	6.500%	09/01/2017	09/17/2016	B	$13,248,157

75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	12/28/2014	A	75,310

100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	12/28/2014	A	100,400

15,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	12/28/2014	A	15,056

150,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	12/28/2014	A	150,537

25,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	12/28/2014	A	25,094

20,000	CA Public Works (California Community Colleges)	4.875	12/01/2018	12/28/2014	A	20,072

150,000	CA Public Works (California State University)	5.250	10/01/2015	12/28/2014	A	150,624

50,000	CA Public Works (California State University)	5.500	09/01/2015	12/28/2014	A	50,218

250,000	CA Public Works (California State University)	5.000	09/01/2015	12/28/2014	A	250,988

5,000	CA Public Works (Dept. of Corrections)[1]	5.500	06/01/2015	06/01/2015		5,098

25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	12/28/2014	A	25,105

25,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	12/28/2014	A	25,095

10,000	CA Public Works (Dept. of General Services Mission Valley)	4.500	03/01/2016	12/28/2014	A	10,034

50,000	CA Public Works (Dept. of General Services)	4.000	12/01/2014	12/01/2014		50,016

10,000	CA Public Works (Dept. of General Services)	4.900	03/01/2022	12/28/2014	A	10,036

60,000	CA Public Works (Dept. of General Services)	4.600	03/01/2017	12/28/2014	A	60,211

100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	12/28/2014	A	100,433

35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	12/28/2014	A	35,127

100,000	CA Public Works (Mission Valley)	4.400	03/01/2015	12/28/2014	A	100,339

60,000	CA Public Works (State Universities)[3]	5.500	12/01/2018	12/23/2014	A	60,261

50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	12/28/2014	A	50,179

15,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	12/28/2014	A	15,067

550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	12/28/2014	A	559,894

875,000	CA Statewide CDA (588 Charleston Project)[1]	5.000	11/01/2019	12/14/2017	B	960,015

30,000	CA Statewide CDA Water & Wastewater	4.600	10/01/2015	12/28/2014	A	30,096

15,000	CA Statewide CDA Water & Wastewater[1]	4.500	10/01/2023	12/28/2014	A	15,030

20,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	12/28/2014	A	20,077

18       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$300,000	CA Water Resource Devel. GO, Series F	3.500%	07/01/2015	12/28/2014	A	$300,849

20,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2016	12/28/2014	A	20,070

35,000	CA Water Resource Devel. GO, Series L	4.800	08/01/2015	12/28/2014	A	35,135

5,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2018	12/28/2014	A	5,017

25,000	CA Water Resource Devel. GO, Series M	4.000	10/01/2018	12/28/2014	A	25,074

30,000	CA Water Resource Devel. GO, Series N	5.500	06/01/2016	12/28/2014	A	30,133

35,000	CA Water Resource Devel. GO, Series P	5.800	06/01/2015	12/28/2014	A	35,164

35,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2021	12/28/2014	A	35,131

40,000	CA Water Resource Devel. GO, Series Q1	4.750	03/01/2018	12/28/2014	A	40,150

35,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.750	09/01/2015	12/28/2014	A	35,210

15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900	09/01/2018	12/28/2014	A	15,204

405,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	454,220

55,000	Chico, CA Public Financing Authority[1]	4.875	04/01/2017	12/28/2014	A	55,177

175,000	Chico, CA Public Financing Authority	4.700	04/01/2015	12/28/2014	A	175,618

250,000	Compton, CA Unified School District	3.000 [4]	06/01/2016	06/01/2016		246,413

10,000	Coronado, CA Community Devel. Agency Tax Allocation[1]	4.250	09/01/2017	12/28/2014	A	10,026

5,000	Del Mar, CA COP Sewer System[1]	5.000	09/01/2015	03/01/2015	A	5,062

200,000	Duarte, CA Redevel. Agency Tax Allocation[1]	4.000	10/01/2016	12/28/2014	A	209,434

50,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.900	07/01/2015	12/28/2014	A	50,136

3,930,000	Eureka, CA Union School District	3.358 [4]	08/01/2018	11/29/2016	B	3,666,336

95,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2017	04/01/2015	A	96,425

240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)[1]	4.750	09/01/2026	12/28/2014	A	240,262

300,000	Fresno, CA GO	4.600	08/15/2016	12/28/2014	A	300,582

90,000	Fresno, CA Joint Powers Financing Authority[1]	4.750	04/01/2023	04/01/2018	A	92,699

90,000	Glendora, CA Public Finance Authority (Glendora Community Redevel. Agency)	4.100	09/01/2015	12/28/2014	A	90,187

610,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2020	10/15/2020		705,380

580,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2019	10/15/2019		664,541

885,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2020	10/15/2020		1,023,379

845,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2019	10/15/2019		968,167

75,000	Industry, CA GO1	4.250	01/01/2020	01/01/2015	A	75,719

50,000	Industry, CA Urban Devel. Agency[1]	4.750	05/01/2024	12/28/2014	A	50,665

180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)[1]	5.250	12/01/2016	06/01/2015	A	184,068

105,000	Lincoln, CA Public Financing Authority	4.250	08/01/2017	12/28/2014	A	105,258

19       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$1,500,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.000%	11/15/2015	11/15/2015		$1,558,590

8,945,000	Los Angeles County, CA Community Devel. Properties[1]	0.290 [2]	09/01/2042	12/05/2014	A	8,945,000

25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	12/28/2014	A	25,103

200,000	Los Angels, CA Sanitation[1]	5.000	02/01/2018	02/01/2015	A	201,692

60,000	Madera County, CA COP (Valley Children’s Hospital)	4.750	03/15/2018	12/28/2014	A	60,196

25,000	Merced, CA Redevel. Agency Tax Allocation	4.750	12/01/2015	12/28/2014	A	25,067

230,000	Moorpark, CA Redevel. Agency Tax Allocation[1]	4.875	10/01/2018	12/18/2014	A	230,607

25,000	Mountain View, CA COP (City Hall Community Theatre)	4.750	08/01/2015	12/28/2014	A	25,097

1,000,000	Northern, CA Inyo County Local Hospital District[1]	6.000	12/01/2021	05/26/2019	A	1,147,820

25,000	Oakland, CA Unified School District	5.250	08/01/2019	12/28/2014	A	25,103

215,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	03/02/2015	A	218,930

9,835,000	Orange County, CA COP (Civic Center Facilities)[3]	3.338 [4]	12/01/2018	11/30/2016	B	8,312,542

50,000	Orange, CA Redevel. Agency Tax Allocation	4.600	09/01/2018	12/28/2014	A	50,175

50,000	Orinda, CA Union School District	4.700	10/15/2019	12/28/2014	A	50,178

1,445,000	Pasadena, CA COP (Old Pasadena Parking Facility)[1]	6.250	01/01/2018	07/30/2016	B	1,561,481

50,000	Pinole, CA Redevel. Agency Tax Allocation (Vista Redevel.)[1]	4.500	08/01/2022	12/28/2014	A	50,089

50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)[1]	4.625	09/01/2017	12/28/2014	A	50,148

5,000	Redlands, CA Redevel. Agency Tax Allocation[1]	4.750	08/01/2021	12/28/2014	A	5,007

155,000	Rialto, CA Unified School District	3.875	09/01/2015	12/28/2014	A	155,358

630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2018	09/01/2018		698,720

665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2019	09/01/2019		744,926

695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2020	09/01/2020		783,758

125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		140,256

115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2018	09/02/2018		126,671

120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2019	09/02/2019		133,282

20       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$380,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1,3]	6.500%	12/01/2021	10/01/2018	B	$410,765

20,000	Rocklin, CA COP (Police Facilities)[1]	4.100	09/01/2017	12/28/2014	A	20,062

265,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2016	02/15/2016		277,847

15,000	Sacramento, CA City Financing Authority[1]	4.500	12/01/2019	12/28/2014	A	15,036

20,000	Sacramento, CA Power Authority[1]	5.000	07/01/2016	07/01/2015	A	20,495

105,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	12/28/2014	A	105,471

50,000	San Bernardino County, CA Flood Control District	4.500	08/01/2019	12/28/2014	A	50,173

100,000	San Bernardino County, CA Flood Control District	4.000	08/01/2016	12/28/2014	A	100,279

35,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		38,941

25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		28,405

150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		166,889

225,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2015	10/01/2015		233,678

5,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2016	10/01/2016		5,393

150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2015	10/01/2015		155,786

10,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)[1]	5.600	01/01/2015	12/28/2014	A	10,015

530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		603,999

65,000	San Francisco, CA City & County Redevel. Financing Authority[1]	4.750	08/01/2018	12/28/2014	A	65,182

305,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	4.500	08/01/2015	08/01/2015		313,278

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	12/28/2014	A	50,184

130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)[1]	4.600	09/01/2018	12/28/2014	A	130,465

160,000	San Francisco, CA Community College District[1]	5.375	06/15/2018	12/28/2014	A	160,690

45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	12/28/2014	A	45,156

45,000	San Ysidro, CA School District	4.500	09/01/2017	12/28/2014	A	45,114

50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2015	12/28/2014	A	50,188

30,000	Santa Barbara, CA Redevel. Agency (Central City)[1]	4.700	03/01/2015	12/28/2014	A	30,106

25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900	03/01/2017	12/28/2014	A	25,081

21      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$325,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250%	06/01/2019	06/01/2015	A	$332,985

605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		690,117

365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		414,928

300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		340,809

100,000	Santa Fe Springs, CA Community Devel. Commission[1]	4.750	09/01/2022	12/28/2014	A	100,214

50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	12/28/2014	A	50,162

75,000	Santa Fe Springs, CA Community Devel. Commission[1]	4.500	09/01/2017	12/28/2014	A	75,236

70,000	Santa Fe Springs, CA Community Devel. Commission	4.300	09/01/2015	12/28/2014	A	70,237

50,000	Sante Fe Springs, CA Community Devel. Commission[1]	4.600	09/01/2019	12/28/2014	A	50,133

130,000	Sante Fe Springs, CA Community Devel. Commission[1]	4.600	09/01/2018	12/28/2014	A	130,376

255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		295,724

15,000	Selma, CA Unified School District	4.700	06/01/2015	12/28/2014	A	15,056

50,000	Signal Hill, CA Redevel. Agency[1]	4.600	10/01/2022	12/28/2014	A	50,092

60,000	Signal Hill, CA Redevel. Agency[1]	4.300	10/01/2017	12/28/2014	A	60,160

510,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	04/25/2020	B	506,833

25,000	Stockton, CA Public Financing Authority (Parking)[1]	4.500	09/01/2016	09/01/2016		24,782

65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	12/28/2014	A	65,164

675,000	Val Verde, CA Unified School District[1]	5.000	01/01/2018	01/01/2015	A	677,268

500,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[1]	4.750	09/01/2015	12/28/2014	A	501,775

750,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/04/2018	A	842,730

125,000	West Covina, CA Redevel. Agency	4.600	09/01/2015	12/28/2014	A	125,355

250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		296,398

250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		298,845

95,000	Westside, CA Elementary School District	3.850	08/01/2015	12/28/2014	A	95,238
						95,875,022

Colorado—2.7%
3,000,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	3,103,050

3,260,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society/ELGSF Obligated Group)[1]	5.250	06/01/2022	06/01/2016	A	3,399,170

1,540,000	Larimer County, CO School District No. R-001 Poudre[1]	7.000	12/15/2016	01/11/2016	B	1,643,919

22       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Colorado (Continued)

$75,000	Larimer County, CO School District No. R-001 Poudre[1]	7.000%	12/15/2016	01/11/2016	B	$80,061

130,000	Montrose County, CO Memorial Hospital[1,3]	5.250	12/01/2017	12/22/2014	A	130,525

3,720,000	Public Authority for CO (Natural Gas Energy)[1]	5.750	11/15/2018	07/05/2017	B	4,139,616

30,000	Weld County, CO School District No. 6 (Greeley)[1]	5.000	12/01/2015	12/28/2014	A	30,121

5,000	Weld County, CO School District RE002	5.000	12/01/2021	12/28/2014	A	5,020
						12,531,482

Connecticut—0.1%
200,000	Prospect, CT GO	4.625	07/15/2015	12/28/2014	A	200,706

25,000	Winchester, CT GO1	4.500	06/01/2019	12/28/2014	A	25,079
						225,785

District of Columbia—0.2%
625,000	District of Columbia (Kipp Charter School)	5.000	07/01/2023	07/01/2023		722,844

270,000	District of Columbia Tobacco Settlement Financing Corp.	6.250	05/15/2024	05/15/2015	A	269,975

120,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	2.600 [4]	10/01/2015	10/01/2015		119,201
						1,112,020

Florida—3.9%
245,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500	10/01/2022	07/16/2019	B	259,693

235,000	Bonaventure, FL Devel. District Special Assessment[1]	5.125	11/01/2022	12/28/2014	A	235,437

100,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)[1]	6.000	11/01/2019	03/23/2018	B	108,600

250,000	Brevard County, FL Local Optional Fuel Tax[1]	5.000	08/01/2017	08/01/2015	A	258,190

15,000	Broward County, FL Airport System[1]	4.000	10/01/2019	12/28/2014	A	15,044

45,000	Celebration, FL Community Devel. District[1]	5.125	05/01/2020	12/28/2014	A	45,108

80,000	Escambia County, FL Utilities Authority[1]	6.250	01/01/2015	01/01/2015		80,255

65,000	Fishhawk, FL Community Devel. District[1]	5.250	05/01/2018	05/01/2015	A	65,807

5,000,000	FL Citizens Property Insurance Corp.	1.290 [2]	06/01/2015	06/01/2015		5,027,300

15,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	02/01/2015	A	15,125

15,000	FL Dept. of General Services[1]	4.750	09/01/2018	12/28/2014	A	15,057

10,000	FL Dept. of General Services[1]	4.500	09/01/2019	12/28/2014	A	10,035

5,000	FL Education System (State of Florida University Hsg. Facility)[1]	4.500	07/01/2019	12/28/2014	A	5,017

80,000	FL Mid-Bay Bridge Authority[1]	5.950	10/01/2022	02/06/2017	B	79,878

10,000	FL Municipal Loan Council	5.250	12/01/2015	12/28/2014	A	10,042

25,000	FL Water Pollution Control[1]	4.875	01/15/2017	12/28/2014	A	25,097

23       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida (Continued)

$50,000	FL Water Pollution Control	5.500%	01/15/2015	12/28/2014	A	$50,223

70,000	Flagler County, FL School District[1]	5.000	08/01/2018	12/28/2014	A	70,266

5,000	Fort Pierce, FL Utilities Authority	5.375	10/01/2015	12/28/2014	A	5,022

50,000	Hernando County, FL School Board[1]	4.875	12/01/2018	12/28/2014	A	50,101

130,000	Indian River County, FL Revenue (Spring Training Facility)[1]	5.250	04/01/2017	12/28/2014	A	130,547

50,000	Indian River County, FL Revenue (Spring Training Facility)[1]	5.250	04/01/2015	12/28/2014	A	50,211

10,000,000	Lee, FL Memorial Health System (Lee Memorial Hospital/Cape Memorial Hospital Obligated Group) SPEARS[1]	0.150 [2]	04/01/2037	12/05/2014	A	10,000,000

50,000	Marion County, FL GO	4.625	08/01/2017	12/28/2014	A	50,180

50,000	Marion County, FL GO	4.500	08/01/2015	12/28/2014	A	50,178

350,000	Miami, FL (Homeland Defense/Neighborhood)[1]	4.800	01/01/2020	12/28/2014	A	351,068

145,000	Miami, FL GO	5.375	09/01/2015	12/28/2014	A	145,567

55,000	Miami-Dade County, FL Solid Waste[1]	5.000	10/01/2019	12/28/2014	A	55,219

290,000	Miami-Dade County, FL Solid Waste	4.750	10/01/2018	12/28/2014	A	291,088

100,000	Miami-Dade County, FL Solid Waste[1]	5.500	10/01/2015	12/28/2014	A	100,442

55,000	Miami-Dade County, FL Solid Waste[1]	5.000	10/01/2018	12/28/2014	A	55,219

5,000	Palm Beach County, FL Health Facilities Authority (Abbey Delray)[1]	6.250	11/15/2015	12/28/2014	A	5,018

25,000	Palm Beach County, FL School Board	5.000	08/01/2015	12/28/2014	A	25,100

365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	6.125	09/15/2021	06/29/2019	B	394,492

25,000	Sunrise, FL Special Tax District No. 1[1]	4.875	10/01/2018	12/28/2014	A	25,096

310,000	Sunrise, FL Special Tax District No. 1[1]	4.800	10/01/2017	12/28/2014	A	311,172

20,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1,3]	6.000	12/01/2015	12/15/2014	A	20,097
						18,491,991

Georgia—0.6%
1,085,000	Atlanta, GA Tax Allocation (Eastside)[1]	5.400	01/01/2020	07/01/2015	A	1,112,885

5,000	Crisp County, GA Hospital Authority (Crisp Regional Hospital)[1]	5.450	07/01/2015	07/01/2015		5,125

50,000	GA Main Street Natural Gas[1]	5.125	09/15/2015	09/15/2015		51,666

40,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	12/28/2014	A	40,154

575,000	GA Private Colleges & University Authority (Mercer University)	5.000	10/01/2020	10/01/2020		659,220

280,000	GA Private Colleges & University Authority (Spelman College)	5.250	06/01/2021	12/28/2014	A	281,154

5,000	Gwinett County, GA Hospital Authority[1]	4.500	10/01/2024	12/28/2014	A	5,017

785,000	Metropolitan Atlanta, GA Rapid Transit Authority[1]	6.250	07/01/2020	03/23/2017	B	872,433
						3,027,654

24       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Idaho—0.0%
$25,000	Mountain Home, ID Golf Course	5.000%	01/01/2015	12/28/2014	A	$25,095

Illinois—13.0%
105,000	Blue Island, IL GO	4.900	12/15/2014	12/15/2014		105,238

7,700,000	Centerpoint, IL Intermodal Center Program	3.840 [2]	06/15/2023	12/16/2014	A	7,699,153

50,000	Chicago, IL Board of Education	5.000	12/01/2016	12/28/2014	A	50,194

100,000	Chicago, IL Board of Education	5.250	12/01/2018	12/28/2014	A	100,408

1,800,000	Chicago, IL Board of Education[1]	5.000	12/01/2025	12/01/2016	A	1,920,672

500,000	Chicago, IL Board of Education	5.000	12/01/2015	12/28/2014	A	501,980

6,225,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/28/2018	B	7,004,121

5,000,000	Chicago, IL Board of Education[1]	5.000	12/01/2021	12/01/2017	A	5,387,400

490,000	Chicago, IL Board of Education	5.250	12/01/2020	12/28/2014	A	491,994

355,000	Chicago, IL Board of Education	5.000	12/01/2021	12/28/2014	A	356,367

600,000	Chicago, IL Board of Education[1]	5.000	12/01/2023	12/01/2016	A	641,208

50,000	Chicago, IL Board of Education (School Reform)	4.750	12/01/2016	12/28/2014	A	50,149

80,000	Chicago, IL Building Acquisition COP	5.400	01/01/2019	12/28/2014	A	80,313

335,000	Chicago, IL GO1	5.000	01/01/2019	01/01/2015	A	336,166

205,000	Chicago, IL GO1	5.125	01/01/2015	01/01/2015		205,937

55,000	Chicago, IL GO1	5.000	01/01/2023	01/01/2016	A	56,939

4,075,000	Chicago, IL GO1	5.000	01/01/2024	01/01/2016	A	4,212,816

2,000,000	Chicago, IL GO1	5.000	12/01/2024	12/01/2016	A	2,090,900

1,000,000	Chicago, IL GO1	5.000	01/01/2022	01/01/2018	A	1,065,220

145,000	Chicago, IL State University (Auxiliary Facilities System)[3]	5.000	12/01/2018	12/23/2014	A	145,819

155,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1,3]	5.250	12/01/2022	12/01/2021	A	155,147

25,000	Forest Park, IL GO	4.850	12/01/2016	12/28/2014	A	25,094

325,000	IL Civic Center[1]	5.000	12/15/2015	12/28/2014	A	326,290

415,000	IL Civic Center[1]	6.250	12/15/2020	03/16/2018	B	457,123

50,000	IL Civic Center[1]	5.500	12/15/2015	12/28/2014	A	50,219

10,000	IL COP	5.800	07/01/2017	12/28/2014	A	10,021

20,000	IL COP	6.375	07/01/2017	12/28/2014	A	20,051

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2023	07/01/2023		1,125,470

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2022	07/01/2022		1,122,980

1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2021	07/01/2021		1,732,284

5,500,000	IL Finance Authority (SwedishAmerican Hospital/SwedishAmerican Foundation Obligated Group)[1]	5.000	11/15/2023	12/28/2014	A	5,512,045

65,000	IL GO	5.000	10/01/2016	12/28/2014	A	65,250

145,000	IL GO1	5.000	03/01/2022	12/28/2014	A	145,532

4,200,000	IL GO	5.000	10/01/2017	12/28/2014	A	4,216,128

530,000	IL GO1	5.000	10/01/2019	12/28/2014	A	532,072

150,000	IL GO1	5.000	04/01/2021	04/01/2015	A	152,091

75,000	IL GO	5.250	10/01/2015	12/28/2014	A	75,311

260,000	IL GO1	5.000	11/01/2023	12/28/2014	A	260,988

25       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois (Continued)

$20,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)[1]	7.600%	02/15/2019	01/28/2015	A	$23,063

35,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	3.625	08/01/2016	08/01/2016		36,159

150,000	IL Medical District COP[1]	5.000	06/01/2022	12/28/2014	A	150,152

8,644,000	Kendall Kane & Will Counties, IL Community Unit School District #308 SPEARS[1]	0.160 [2]	02/01/2028	12/05/2014	A	8,644,000

1,000,000	Lemont, IL GO	4.850	12/01/2016	12/28/2014	A	1,003,760

310,000	Matteson, IL Waterworks[1]	4.000	12/01/2019	12/28/2014	A	310,186

300,000	Melrose Park, IL GO1	4.950	06/15/2022	12/28/2014	A	300,429

100,000	Melrose Park, IL GO1	4.700	12/15/2019	12/28/2014	A	100,170

100,000	Melrose Park, IL GO1	4.600	12/15/2018	12/28/2014	A	100,181

225,000	Riverdale, IL GO	4.500	01/01/2017	12/28/2014	A	225,574

150,000	Riverdale, IL GO1	4.800	01/01/2023	12/28/2014	A	150,191

605,000	Saint Clair County, IL School District No. 189 East Saint Louis	3.000	01/01/2016	01/01/2016		596,052

300,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		284,007

310,000	Southwestern, IL Devel. Authority (Granite City)[1]	5.250	03/01/2023	11/12/2016	A	325,481
						60,736,495

Indiana—1.7%
30,000	Delaware County, IN Redevel. District[1]	6.875	02/01/2018	12/28/2014	A	30,125

890,000	Gary Chicago, IN International Airport Authority[1,3]	5.500	02/01/2025	02/01/2019	A	961,316

1,000,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	02/01/2018	A	1,050,330

705,000	IN Municipal Power Agency[1]	5.500	01/01/2016	02/07/2015	B	712,114

3,000,000	Indiana, IN Bond Bank Special Program PUTTERS[1]	0.390 [2]	04/15/2017	12/05/2014	A	3,000,000

2,245,000	Indianapolis, IN Local Public Improvement Bond Bank Floater	0.220 [2]	01/10/2020	12/05/2014	A	2,245,000

15,000	Rushville, IN Sewer	5.700	01/01/2016	12/28/2014	A	15,069
						8,013,954

Iowa—0.1%
100,000	Coralville, IA GO1	3.250	05/01/2016	05/01/2016		102,565

15,000	IA HFA (Multifamily Hsg.)[1]	6.000	04/01/2021	04/01/2015	A	15,160

130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)[1]	5.250	12/01/2021	12/28/2014	A	130,465
						248,190

Kansas—0.0%
35,000	Johnson County, KS GO1	4.000	09/01/2017	12/28/2014	A	35,104

Kentucky—0.0%
40,000	KY EDFA (Catholic Health Initiatives)[1]	4.750	05/01/2024	12/28/2014	A	40,144

26       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Louisiana—0.9%
$1,000,000	LA Public Facilities Authority (Nineteenth Judicial District Court)[1]	4.500%	06/01/2021	06/01/2017	A	$1,054,370

3,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2024	05/15/2015	A	3,036,060

10,000	New Orleans, LA (Drain System)[1]	5.000	12/01/2018	12/08/2014	A	10,014

10,000	New Orleans, LA Audubon Park Commission	5.200	12/01/2014	12/01/2014		10,004

50,000	New Orleans, LA Drain System[1]	4.600	12/01/2021	12/08/2014	A	50,062
						4,160,510

Maryland—0.3%
105,000	Anne Arundel County, MD GO	5.000	03/01/2016	12/28/2014	A	105,421

1,180,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.400	07/01/2021	12/28/2014	A	1,182,254

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250	06/30/2019	12/28/2014	A	50,160
						1,337,835

Massachusetts—1.6%
10,000	Clinton, MA GO	4.750	03/15/2017	12/28/2014	A	10,038

15,000	Clinton, MA GO	4.750	03/15/2016	12/28/2014	A	15,057

2,475,000	MA Bay Transportation Authority[1]	6.200	03/01/2016	06/26/2015	B	2,558,704

250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		272,725

2,000,000	MA GO1	0.490 [2]	09/01/2015	09/01/2015		2,003,400

1,000,000	MA GO1	0.440 [2]	02/01/2015	02/01/2015		1,000,350

1,600,000	MA Special Obligation[1]	1.858	01/01/2018	01/01/2015	A	1,664,096

100,000	MA Special Obligation (Consolidated Loan)[1]	2.744	06/01/2017	12/01/2014	A	104,328
						7,628,698

Michigan—7.1%
1,250,000	Detroit, MI City School District (School Building & Site Improvement)[1]	5.000	05/01/2018	05/01/2015	A	1,274,075

50,000	Detroit, MI City School District (School Building & Site Improvement)[1]	5.000	05/01/2016	05/01/2015	A	50,963

345,000	Detroit, MI Downtown Devel. Authority	3.181 [4]	07/01/2016	07/01/2016		318,473

385,000	Detroit, MI Downtown Devel. Authority[1]	5.000	07/01/2018	12/28/2014	A	385,139

4,350,000	Detroit, MI GO	5.250	04/01/2016	04/01/2015	A	4,349,782

165,000	Detroit, MI GO	4.000	04/01/2015	04/01/2015		164,211

15,000	Detroit, MI GO1	5.250	04/01/2019	04/01/2016	A	15,330

100,000	Detroit, MI GO1	5.000	04/01/2015	04/01/2015		100,844

30,000	Detroit, MI GO1	5.000	04/01/2016	12/28/2014	A	30,059

5,610,000	Detroit, MI GO1	5.000	04/01/2020	04/01/2015	A	5,609,663

350,000	Detroit, MI GO1	5.000	04/01/2017	12/28/2014	A	350,654

50,000	Detroit, MI Sewer Disposal System	5.750 [4]	07/01/2018	07/01/2018		43,759

25,000	Detroit, MI Sewer Disposal System[1]	5.500	07/01/2016	07/01/2016		26,799

340,000	Detroit, MI Sewer Disposal System[1]	5.500	07/01/2015	07/01/2015		350,350

110,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2022	07/01/2016	A	114,342

515,000	Detroit, MI Sewer Disposal System[1]	5.500	07/01/2017	07/01/2017		573,365

3,930,000	Detroit, MI Sewer Disposal System[1]	0.940 [2]	07/01/2029	12/05/2014	A	3,930,000

27       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Michigan (Continued)

$125,000	Detroit, MI Sewer Disposal System[1]	5.000%	07/01/2015	07/01/2015		$128,322

100,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2016	07/01/2016		106,801

50,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2019	07/01/2017	A	54,077

50,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2017	07/01/2016	A	53,023

435,000	Detroit, MI Water Supply System[1]	5.000	07/01/2022	07/01/2016	A	452,169

100,000	Detroit, MI Water Supply System[1]	6.000	07/01/2015	07/01/2015		103,248

50,000	Detroit, MI Water Supply System[1]	4.800	07/01/2018	07/01/2018		55,906

20,000	Detroit, MI Water Supply System[1]	5.000	07/01/2024	07/01/2016	A	20,808

600,000	Detroit, MI Water Supply System[1]	5.000	07/01/2025	07/01/2016	A	622,248

650,000	Detroit, MI Water Supply System[1]	5.000	07/01/2019	07/01/2015	A	661,382

1,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2018	07/01/2016	A	1,054,590

165,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	6.000	07/01/2020	12/28/2014	A	165,249

100,000	Fraser, MI Public Schools District (School Building & Site)[1]	5.000	05/01/2023	05/01/2015	A	101,952

20,000	Lyon Township, MI GO1	3.800	05/01/2015	05/01/2015		20,286

6,500,000	MI Finance Authority (Detroit School District)[1]	5.000	06/01/2016	12/05/2015	B	6,746,545

1,565,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	08/01/2020	08/01/2015	A	1,611,778

45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1]	5.500	01/15/2018	12/28/2014	A	45,134

1,465,000	MI Hsg. Devel. Authority, Series A1	4.750	10/01/2019	04/23/2017	A	1,588,338

100,000	Saginaw, MI City School District (School Building & Site)	5.000	05/01/2021	12/28/2014	A	100,391

340,000	Van Buren, MI Charter Township Local Devel. Finance Authority[1]	5.000	04/01/2021	04/01/2015	A	345,270

300,000	Wayne County, MI Building Authority	5.250	06/01/2016	12/28/2014	A	301,242

1,115,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125	11/01/2018	05/01/2015	A	1,130,365

290,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125	11/01/2015	05/01/2015	A	295,179
						33,452,111

Minnesota—0.8%
1,850,000	Edina, MN Multifamily Hsg. (Yorktown Continental)[1]	2.250	06/01/2016	12/01/2015	A	1,850,555

1,055,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.000	12/01/2018	07/11/2017	B	1,146,321

305,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2016	03/01/2016		313,400

145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2015	03/01/2015		145,924

205,000	Woodbury, MN Charter School (MSA Building Company)[1]	3.650	12/01/2020	12/01/2020		212,070

100,000	Woodbury, MN Charter School (MSA Building Company)[1]	2.900	12/01/2017	12/01/2017		101,389

180,000	Woodbury, MN Charter School (MSA Building Company)[1]	2.650	12/01/2016	12/01/2016		181,512
						3,951,171

28       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Mississippi—2.2%

$5,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125%	07/01/2015	12/28/2014	A	$5,020

285,000	MS Devel. Bank (Gulfport Water & Sewer System)[1]	5.250	07/01/2019	07/01/2015	A	299,059

800,000	MS Devel. Bank (Jackson Water & Sewer System)[1]	5.250	12/01/2022	12/01/2022		954,808

8,845,000	MS Hospital Equipment & Facilities Authority (BMHD/BMHCC/BMHosp/ BMHW/ MBHS/ BMHH/ BMHT/ BMHL/ BMHUC/ BMHGT/ BMHFC/ BMHMC/ BMHCF/ BMRRS/ BMMC/ BMHC/ BMH-UC/ BMHNM Obligated Group)	5.000	09/01/2024	12/28/2014	A	8,879,142
						10,138,029

Missouri—0.4%
70,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	12/28/2014	A	70,309

35,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	12/28/2014	A	35,539

40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	12/28/2014	A	40,160

25,000	MO Environmental Improvement & Energy Resources Authority	5.375	01/01/2017	12/28/2014	A	25,108

330,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	12/28/2014	A	331,429

500,000	St. Louis, MO GO1	5.000	02/15/2017	02/15/2015	A	505,060

50,000	St. Louis, MO Municipal Finance Corp.[1]	4.100	02/15/2015	02/15/2015		50,309

240,000	Union, MO R-XI School District COP[1]	4.500	03/01/2017	12/28/2014	A	240,542

240,000	Union, MO R-XI School District COP[1]	4.400	03/01/2016	12/28/2014	A	240,576

235,000	Union, MO R-XI School District COP	4.300	03/01/2015	12/28/2014	A	235,602
						1,774,634

Nebraska—0.0%
50,000	Lincoln, NE (Antelope Valley)	5.000	09/15/2016	12/28/2014	A	50,200

Nevada—1.3%
250,000	Clark County, NV School District[1]	5.000	06/15/2016	12/15/2015	A	262,380

100,000	Las Vegas, NV New Convention & Visitors Authority[1]	5.000	07/01/2018	07/01/2015	A	102,788

15,000	Las Vegas, NV New Convention & Visitors Authority[1]	5.000	07/01/2017	07/01/2015	A	15,418

1,045,000	North Las Vegas, NV GO1	5.000	05/01/2021	05/01/2016	A	1,065,482

1,500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	1,528,575

1,000,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	10/01/2016	A	1,020,830

1,105,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2021	10/01/2016	A	1,132,769

650,000	Reno, NV Hospital (Renown Regional Medial Center/Renown Network Services Obligated Group)[1]	5.500	06/01/2023	06/01/2018	A	721,019

29       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Nevada (Continued)

$15,000	Reno, NV Redevel. Agency (Downtown Redevel.)[1]	5.000%	09/01/2017	12/28/2014	A	$15,031

						5,864,292

New Jersey—2.2%
2,525,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2019	01/01/2015	A	2,584,716

75,000	Casino Reinvestment Devel. Authority of NJ1	5.125	01/01/2017	01/01/2015	A	76,772

50,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125	07/01/2016	12/28/2014	A	50,133

20,000	Lindenwold, NJ GO	4.050	12/01/2016	12/28/2014	A	20,064

150,000	Lyndhurst, NJ GO1	4.700	05/01/2017	12/28/2014	A	150,553

15,000	Lyndhurst, NJ GO1	4.700	05/01/2016	12/28/2014	A	15,055

5,000,000	Newark, NJ GO	1.750	02/20/2015	12/28/2014	A	5,002,550

2,000,000	Newark, NJ GO	1.750	06/24/2015	06/24/2015		2,008,980

15,000	NJ EDA (Municipal Loan Pool)	4.625	11/15/2020	12/28/2014	A	15,053

10,000	NJ EDA (Municipal Loan Pool)[1]	4.300	11/15/2016	12/28/2014	A	10,033

250,000	NJ EDA (School Facilities Construction)[1]	2.010 [2]	02/01/2018	01/01/2015	A	258,825

85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)[1]	6.000	12/01/2017	06/28/2017	B	95,849

140,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	5.250	04/01/2016	04/01/2016		145,529

15,000	NJ Sports & Expositions Authority[1]	4.125	09/01/2018	12/28/2014	A	15,046

30,000	Passaic Valley, NJ Sewage Commissioners	5.000	12/01/2020	12/28/2014	A	30,111

						10,479,269

New York—10.3%
725,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	12/28/2014	A	725,007

20,000	Charlotte Valley, NY Central School District[1]	4.250	06/15/2015	06/15/2015		20,388

400,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	4.250	11/01/2017	12/28/2014	A	400,952

750,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2022	08/01/2017	A	776,145

210,000	Fishkill, NY GO1	4.250	04/15/2016	12/28/2014	A	210,601

500,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750	01/01/2020	10/15/2018	B	502,020

3,640,000	L.I., NY Power Authority, Series D1	2.837	09/01/2015	09/01/2015		3,694,673

40,000	Miller Place, NY Union Free School District[1]	4.125	06/15/2016	12/28/2014	A	40,120

2,980,000	NY MTA Floaters[1]	0.280 [2]	11/15/2023	12/11/2014	A	2,980,000

13,955,000	NY MTA, Series C SPEARS[1]	0.130 [2]	11/15/2041	12/05/2014	A	13,955,000

3,555,000	NY Triborough Bridge & Tunnel Authority[1]	5.500	01/01/2017	12/14/2015	B	3,739,931

9,070,000	NYC GO1	5.000	10/01/2022	10/01/2022		10,906,040

6,455,000	NYC GO1	5.000	08/01/2022	08/01/2021	A	7,704,172

70,000	NYC GO1	3.986	08/01/2017	02/01/2015	A	72,878

30       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
New York (Continued)
$165,000	NYC IDA (New York Institute of Technology)	5.250%	03/01/2018	12/28/2014 A	$165,660
20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)[1]	4.000	11/15/2017	12/28/2014 A	20,059
50,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	12/28/2014 A	50,208
315,000	NYS DA (Dept. of Health)	5.000	07/01/2016	12/28/2014 A	321,344
20,000	NYS DA (Special Act School Districts)	6.000	07/01/2019	12/28/2014 A	20,093
1,430,000	NYS DA (State University Educational Facilities)[1]	5.250	05/15/2015	05/15/2015	1,463,934
160,000	NYS DA (Yeshiva University)[1]	5.250	07/01/2023	12/28/2014 A	160,122
100,000	NYS DA (Yeshiva University)	5.250	07/01/2016	12/28/2014 A	100,148
55,000	NYS GO1	1.539	08/01/2015	08/01/2015	55,359
5,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	12/28/2014 A	5,020
100,000	Poughkeepsie City, NY GO1	4.000	03/15/2019	12/28/2014 A	100,186
30,000	Suffolk County, NY IDA (Dowling College)[1,3]	6.700	12/01/2020	03/07/2018 B	29,639
185,000	Westchester County, NY Tobacco Asset Securitization Corp.	4.500	06/01/2021	06/01/2015 A	185,067

					48,404,766

North Carolina—0.1%
40,000	Iredell County, NC GO	4.750	02/01/2017	02/01/2015 A	40,751
250,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2022	05/15/2017 A	269,342

					310,093

Ohio—1.5%
400,000	Adams County-Ohio Valley, OH Local School District[1,3]	7.000	12/01/2015	06/07/2015 B	412,424
150,000	Akron, OH Sewer System[1]	5.000	12/01/2017	12/01/2017	161,381
750,000	Akron, OH Sewer System[1]	5.000	12/01/2015	12/01/2015	776,767
55,000	Beavercreek, OH Local School District[1,3]	6.600	12/01/2015	06/16/2015 B	56,699
70,000	East Liverpool, OH Hospital (East Liverpool City Hospital)[1]	5.000	10/01/2021	12/28/2014 A	70,180
10,000	Hudson City, OH GO	4.600	12/01/2014	12/01/2014	10,004
2,000,000	Lancaster, OH Port Authority[1]	0.405 [2]	08/01/2016	01/01/2015 A	2,003,060
3,080,000	Lancaster, OH Port Authority[1]	0.305 [2]	02/01/2016	01/01/2015 A	3,082,002
210,000	Solon, OH School District[1,3]	5.500	12/01/2016	12/21/2015 B	215,506

					6,788,023

Oklahoma—0.1%
50,000	McAlester, OK Public Works Authority[1]	4.900	02/01/2020	02/01/2015 A	50,403
430,000	Tulsa, OK Industrial Authority (University of Tulsa)[1]	6.000	10/01/2016	04/06/2016 B	446,361

					496,764
Oregon—0.1%
20,000	Lake Oswego, OR GO	4.375	06/01/2018	12/28/2014 A	20,067
10,000	Mount Hood, OR Community College District[1]	4.900	07/15/2016	12/28/2014 A	10,039

31      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
Oregon (Continued)
$250,000	OR Facilities Authority (Student Housing-Ashland)	2.000%	07/01/2015	07/01/2015	$252,547
10,000	OR GO (Alternate Energy)	4.750	01/01/2016	12/28/2014 A	10,038

					292,691
Other Territory—0.2%
952,097	Public Hsg. Capital Fund Multi-State Revenue Trust III[1]	5.000	07/01/2022	07/01/2022	983,164
Pennsylvania—4.3%
250,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016	256,792
25,000	Allegheny County, PA Residential Finance Authority	4.850	05/01/2015	12/26/2014 A	25,091
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	12/01/2015 A	1,017,570
250,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)[1]	5.250	06/01/2017	06/13/2016 B	267,800
7,500,000	Emmaus, PA General Authority[1]	0.150 [2]	12/01/2028	12/05/2014 A	7,500,000
1,000,000	Harrisburg, PA Water System[1]	5.000	07/15/2020	12/28/2014 A	1,003,100
2,205,000	Harrisburg, PA Water System[1]	5.000	07/15/2018	12/28/2014 A	2,212,210
365,000	Hazleton, PA GO1	4.100	12/01/2019	12/28/2014 A	366,000
355,000	Hazleton, PA GO1	4.050	12/01/2018	12/28/2014 A	355,994
345,000	Hazleton, PA GO1	4.000	12/01/2017	12/28/2014 A	346,021
200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750	04/01/2017	04/01/2017	205,900
325,000	Langhorne Manor Boro, PA Higher Education Authority (WR/WSF/WS Obligated Group)[1]	2.000	11/15/2015	11/15/2015	329,446
460,000	Lehigh County, PA GPA (Cedar Crest College)[1]	5.000	04/01/2026	04/01/2016 A	463,321
2,000,000	Luzerne County, PA GO1	7.000	11/01/2018	06/23/2017 B	2,263,580
100,000	Luzerne County, PA GO	4.000	08/15/2015	12/28/2014 A	100,241
100,000	Mars, PA Area School District[1]	4.550	03/01/2017	12/23/2014 A	100,309
50,000	PA GO	4.500	09/01/2019	12/28/2014 A	50,175
205,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000	04/01/2017	04/11/2016 B	206,681
730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250	06/15/2023	02/27/2021 B	791,758
20,000	Philadelphia, PA Gas Works[1]	5.250	09/01/2019	12/28/2014 A	20,080
100,000	Philadelphia, PA Gas Works	5.000	09/01/2020	12/28/2014 A	100,371
120,000	Philadelphia, PA Gas Works	5.375	07/01/2021	12/28/2014 A	120,450
200,000	Philadelphia, PA Gas Works	5.250	08/01/2015	12/28/2014 A	200,810
50,000	Philadelphia, PA Gas Works	5.250	08/01/2021	12/28/2014 A	50,196
460,000	Philadelphia, PA School District[1]	5.000	08/01/2018	08/01/2015 A	474,453
50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority[1]	4.050	02/15/2018	12/28/2014 A	50,098
25,000	Scranton, PA GO1	3.700	09/01/2015	09/01/2015	24,740

32       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
Pennsylvania (Continued)
$25,000	Sellersville, PA GO1	4.200%	05/15/2016	12/28/2014 A	$25,083
500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020 A	587,635
380,000	Susquehanna, PA Area Regional Airport Authority	3.000	01/01/2017	01/08/2016 B	390,264

					19,906,169

Rhode Island—0.4%
25,000	Pawtucket, RI GO	4.700	07/01/2015	12/19/2014 A	25,067
5,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	12/15/2014	5,008
10,000	RI Clean Water Finance Agency[1]	4.500	10/01/2022	12/28/2014 A	10,035
15,000	RI Clean Water Protection Finance Agency[1]	5.000	10/01/2015	12/28/2014 A	15,060
100,000	RI Clean Water Protection Finance Agency[1]	5.500	10/01/2018	12/28/2014 A	100,442
5,000	RI Clean Water Protection Finance Agency[1]	5.000	10/01/2018	12/28/2014 A	5,020
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000	11/01/2019	12/28/2014 A	50,199
85,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	12/28/2014 A	85,363
1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)[1]	5.000	05/15/2026	05/15/2016 A	1,448,454
85,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.000	06/01/2023	12/28/2014 A	85,475

					1,830,123

South Carolina—0.0%
15,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000	07/01/2018	12/28/2014 A	15,057
10,000	SC Jobs-EDA (Myrtle Beach Convention)[1]	5.000	04/01/2017	12/28/2014 A	10,025

					25,082

Tennessee—0.3%
675,000	Clarksville, TN Natural Gas Acquisition Corp.[1]	5.000	12/15/2017	12/15/2017	742,581
125,000	Clarksville, TN Natural Gas Acquisition Corp.[1]	5.000	12/15/2016	12/15/2016	135,212
200,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2019	09/01/2019	227,312
175,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2017	02/01/2017	188,878
60,000	TN Energy Acquisition Gas Corp.[1]	5.000	09/01/2015	09/01/2015	61,803
200,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2018	09/01/2018	227,146

					1,582,932

Texas—2.6%
75,000	Beford, TX GO1	5.000	02/01/2018	02/01/2015 A	75,621
10,000	Brazoria County, TX Municipal Utility District No. 26[1]	4.125	09/01/2018	12/28/2014 A	10,016

33      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
Texas (Continued)
$10,000	Brazoria-Fort Bend County, TX Municipal Utility District No. 1[1]	4.100%	09/01/2015	12/28/2014 A	$10,028
225,000	Brownwood, TX Independent School District[1]	5.250	02/15/2025	02/15/2015 A	227,477
185,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)[1]	7.750	02/15/2018	09/18/2016 B	195,926
100,000	Dallas, TX GO1	5.000	02/15/2016	02/15/2015 A	101,029
150,000	Donna, TX GO COP	4.750	02/01/2015	12/28/2014 A	150,382
4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017 A	4,551,000
100,000	Galveston County, TX Water Control & Improvement District No. 1	4.000	03/01/2016	12/28/2014 A	100,303
10,000	Gonzales, TX Healthcare System	5.350	08/15/2015	12/28/2014 A	10,043
1,000,000	Harris County-Houston, TX Sports Authority	5.335 [4]	11/15/2020	12/28/2014 A	724,490
275,000	Maverick County, TX GO COP[1]	5.000	03/01/2020	12/28/2014 A	275,979
195,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	07/28/2016 C	220,900
35,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625	05/15/2022	12/28/2014 A	35,132
465,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700	04/01/2017	12/28/2014 A	467,125
250,000	Rayford Road, TX Municipal Utility District[1]	4.250	03/01/2021	03/01/2015 A	251,918
190,000	Red River, TX Health Facilities Devel. Corp. (Witchita Falls Retirement Foundation)	4.700	01/01/2022	09/29/2018 B	200,344
25,000	Trinity River, TX Authority (Tarrant County Water)[1]	5.000	02/01/2025	08/01/2015 A	25,768
5,000	TX Lower Colorado River Authority	5.500	05/15/2019	12/28/2014 A	5,021
5,000	TX Lower Colorado River Authority[1]	5.375	05/15/2020	12/28/2014 A	5,021
5,000	TX Lower Colorado River Authority[1]	5.250	05/15/2021	12/28/2014 A	5,020
75,000	TX Public Finance Authority (Texas Military Facilities Commission)	5.000	04/01/2016	12/28/2014 A	75,301
155,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)[1,3]	5.350	12/01/2017	06/25/2016 B	166,986
4,315,000	TX Turnpike Authority (Central TX Turnpike System) SPEARS	0.130 [2]	08/15/2029	12/05/2014 A	4,315,000
85,000	Upper Trinity, TX Regional Water District (Treated Water Supply System)	4.000	08/01/2016	12/28/2014 A	85,227
20,000	Willis, TX Independent School District	4.375	02/15/2017	12/28/2014 A	20,068

					12,311,125

Vermont—0.4%
50,000	Burlington, VT COP (Parking Facility)	4.625	12/01/2014	12/01/2014	50,018
200,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021	220,516
390,000	Burlington, VT GO	5.000	11/01/2018	11/01/2018	425,330
350,000	Burlington, VT GO	5.000	11/01/2016	11/01/2016	371,259
370,000	Burlington, VT GO	5.000	11/01/2017	11/01/2017	398,723

34      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
Vermont (Continued)
$625,000	VT GO1	5.000%	03/01/2016	03/01/2015 A	$632,869

					2,098,715
Virginia—0.1%
400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000	01/01/2019	01/01/2019	435,240
5,000	VA Hsg. Devel. Authority, Series A	4.300	01/01/2015	12/28/2014 A	5,015
10,000	VA Resources Authority, Series C	4.125	11/01/2017	12/28/2014 A	10,031

					450,286
Washington—0.2%
580,000	Cowlitz County, WA Sewer (Seattle- Northwest Securities Corp.)[1]	5.500	11/01/2016	05/07/2016 B	609,725
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	12/28/2014 A	25,004
150,000	WA GO COP (Dept. of Personnel)	4.500	07/01/2015	12/28/2014 A	150,518

					785,247
West Virginia—0.0%
25,000	WV School Building Authority[1]	4.500	07/01/2015	12/28/2014 A	25,090
Wisconsin—0.2%
25,000	Franklin, WI Public School District[1]	4.500	04/01/2015	12/28/2014 A	25,090
100,000	Milwaukee, WI Hsg. Authority (Veterans Hsg.)[1]	5.100	07/01/2022	01/01/2015 A	100,438
20,000	Weston, WI Community Devel. Authority	4.650	10/01/2016	12/28/2014 A	20,057
20,000	Weston, WI Community Devel. Authority[1]	4.400	10/01/2018	12/28/2014 A	20,055
325,000	WI Public Finance Authority Charter School (Voyager Foundation)[1]	4.125	10/01/2024	09/25/2020 A	326,719
500,000	WI Public Finance Authority Senior Living (Rose Villa)[1]	3.750	11/15/2019	11/15/2015 A	504,695

					997,054
U.S. Possessions—11.2%
250,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022	299,660
1,345,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000	07/01/2015	07/01/2015	1,366,036
3,050,000	Puerto Rico Commonwealth GO	2.933	07/01/2018	07/01/2018	2,967,833
8,175,000	Puerto Rico Commonwealth GO1	2.953	07/01/2019	07/01/2019	7,822,249
35,000	Puerto Rico Commonwealth GO1	5.500	07/01/2015	07/01/2015	35,327
190,000	Puerto Rico Commonwealth GO1	5.500	07/01/2016	07/01/2016	194,699
800,000	Puerto Rico Commonwealth GO1	5.000	07/01/2023	07/01/2017 A	806,440
1,845,000	Puerto Rico Commonwealth GO1	4.750	12/01/2015	06/01/2015 A	1,852,989
8,550,000	Puerto Rico Commonwealth GO1	2.973	07/01/2020	07/01/2020	8,001,689
40,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018	35,217
680,000	Puerto Rico Commonwealth GO1	6.000	07/01/2015	07/01/2015	688,323
380,000	Puerto Rico Commonwealth GO1	6.000	07/01/2016	07/01/2016	392,304
665,000	Puerto Rico Commonwealth GO1	5.650	07/01/2015	07/01/2015	671,790
50,000	Puerto Rico Commonwealth GO1	6.500	07/01/2015	07/01/2015	50,757
255,000	Puerto Rico Commonwealth GO	3.662 [4]	07/01/2016	07/01/2016	229,467
380,000	Puerto Rico Commonwealth GO1	4.500	07/01/2023	11/02/2022 B	377,845

35      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
U.S. Possessions (Continued)
$500,000	Puerto Rico Commonwealth GO1	5.250%	07/01/2015	07/01/2015	$508,875
220,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018	229,957
185,000	Puerto Rico Commonwealth GO1	5.250	07/01/2015	07/01/2015	186,462
500,000	Puerto Rico Convention Center Authority	5.000	07/01/2019	07/01/2016 A	501,035
275,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2015	07/01/2015	279,958
1,700,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2015	07/01/2015	1,715,028
60,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2016	07/01/2016	61,196
1,855,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017	1,898,444
20,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2016	07/01/2016	20,400
270,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2023	07/01/2023	267,389
100,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2016	07/01/2015 A	100,354
100,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2015	07/01/2015	100,762
200,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2019	07/01/2015 A	200,302
235,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2022	07/01/2022	233,670
455,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	07/01/2023	450,600
500,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2019	07/01/2015 A	502,645
1,000,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2016	07/01/2016	1,024,090
300,000	Puerto Rico Electric Power Authority, Series UU	4.000	07/01/2015	07/01/2015	302,595
390,000	Puerto Rico Electric Power Authority, Series UU5	1.340 [2]	07/01/2017	07/01/2017	187,200
120,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000	07/01/2018	07/01/2018	62,238
105,000	Puerto Rico HFA	5.000	12/01/2015	12/28/2014 A	105,322
40,000	Puerto Rico HFA	5.000	12/01/2014	12/01/2014	40,012
35,000	Puerto Rico HFA	4.600	12/01/2024	12/28/2014 A	35,029
130,000	Puerto Rico HFA	5.000	12/01/2018	12/28/2014 A	130,377
100,000	Puerto Rico HFA	5.000	12/01/2016	12/28/2014 A	100,303
50,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	01/01/2015 A	50,041
40,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2020	07/01/2020	41,735
50,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019	36,934
245,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2016	12/28/2014 A	245,054

36      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**	Value
U.S. Possessions (Continued)
$330,000	Puerto Rico Highway & Transportation Authority[1]	5.000%	07/01/2022	01/01/2015 A	$330,066
250,000	Puerto Rico Highway & Transportation Authority, Series E1	5.500	07/01/2016	07/01/2016	254,133
5,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2019	3,711
820,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	12/28/2014 A	820,959
155,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2016	07/01/2016	159,433
1,050,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2015	07/01/2015	1,065,204
1,750,000	Puerto Rico Infrastructure Financing Authority, Series C1	5.500	07/01/2017	07/01/2017	1,798,668
155,000	Puerto Rico ITEMECF (International American University of Puerto Rico)[1]	5.000	10/01/2016	12/28/2014 A	155,378
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021	97,229
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	10/01/2020	297,138
120,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	12/28/2014 A	120,047
500,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	12/28/2014 A	500,810
745,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	12/28/2014 A	745,417
600,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	12/28/2014 A	600,462
2,710,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2015	12/28/2014 A	2,714,959
75,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	12/28/2014 A	75,102
360,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	12/28/2014 A	360,414
60,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	12/28/2014 A	60,008
170,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	08/01/2022	169,665
360,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021	294,692
750,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022	592,485
1,000,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017	1,003,570
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2024	07/01/2018 A	1,021,030
4,045,000	Puerto Rico Sales Tax Financing Corp., Series A1	4.000	08/01/2016	08/01/2016	3,847,442
					52,498,654
Total Investments, at Value (Cost $456,548,933)—98.0%					459,294,122
Net Other Assets (Liabilities)—2.0					9,226,381
Net Assets—100.0%					$468,520,503

37      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

**   Call Date, Put Date or Average Life of Sinking Fund, if applicable, as Detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principle payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 28, 2014. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Subject to a forbearance agreement. Rate shown in the original contractual interest rate. See Note 4 of accompanying notes.

To simplify the listings of securities, abbreviations are used per the table below:

BMH-UC	Baptist Memorial Hospital-Union City
BMHC	Baptist Memorial Home Care
BMHCC	Baptist Memorial Health Care Corp.
BMHCF	Baptist Memorial Health Care Foundation
BMHD	Baptist Memorial Hospital-Desoto
BMHFC	Baptist Memorial Hospital-Forrest City
BMHGT	Baptist Memorial Hospital-Golden Triangle
BMHH	Baptist Memorial Hospital-Huntington
BMHL	Baptist Memorial Hospital-Lauderdale
BMHMC	Baptist Memorial Hospital-Mississippi County
BMHNM	Baptist Memorial Hospital-North Mississippi
BMHosp	Baptist Memorial Hospital
BMHT	Baptist Memorial Hospital-Tipton
BMHUC	Baptist Memorial Hospital-Union County
BMHW	Baptist Memorial Hospital for Women
BMMC	Baptist Minor Medical Centers
BMRRS	Baptist Memorial Regional Rehabilitation Services
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
ELGSF	Evangelical Lutheran Good Samaritan Foundation
GO	General Obligation
GPA	General Purpose Authority
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
MBHS	Mississippi Baptist Health Systems
MSA	Math & Science Academy
MTA	Metropolitan Transportation Authority

38      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Abbreviations (Continued)
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System
PUTTERS	Puttable Tax-Exempt Receipts
RIH	Rhode Island Hospital
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
WR	Woods Resources
WS	Woods Services
WSF	Woods Services Foundation
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

39      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES November 28, 20141 Unaudited

Assets
Investments, at value (cost $456,548,933)—see accompanying statement of investments	$459,294,122

Cash	518,215

Receivables and other assets:
Shares of beneficial interest sold	5,943,197
Interest	5,193,450
Investments sold (including $3,770,456 sold on a when-issued or delayed delivery basis)	4,930,456
Other	32,345

Total assets	475,911,785

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,894,413
Payable for borrowings (See Note 8)	2,500,000
Investments purchased (including $958,325 purchased on a when-issued or delayed delivery basis)	1,786,475
Dividends	102,016
Distribution and service plan fees	66,499
Trustees’ compensation	6,610
Shareholder communications	5,535
Interest expense on borrowings	141
Other	29,593

Total liabilities	7,391,282

Net Assets	$468,520,503

Composition of Net Assets
Par value of shares of beneficial interest	$124,723

Additional paid-in capital	466,535,882

Accumulated net investment income	1,392,919

Accumulated net realized loss on investments	(2,278,210)

Net unrealized appreciation on investments	2,745,189

Net Assets	$468,520,503

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $268,899,139 and 71,585,615 shares of beneficial interest outstanding)	$3.76

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.85

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $59,270,554 and 15,779,582 shares of beneficial interest outstanding)	$3.76

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $140,350,810 and 37,357,458 shares of beneficial interest outstanding)	$3.76

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

40      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended November 28, 20141 Unaudited

Investment Income
Interest	$6,332,089

Expenses
Management fees	966,657

Distribution and service plan fees:
Class A	322,036
Class C	286,137

Transfer and shareholder servicing agent fees:
Class A	129,850
Class C	28,613
Class Y	55,986

Shareholder communications:
Class A	8,454
Class C	3,500
Class Y	2,135

Borrowing fees	69,335

Trustees’ compensation	3,183

Custodian fees and expenses	2,692

Interest expense on borrowings	761

Other	27,391

Total expenses	1,906,730
Less waivers and reimbursements of expenses	(719)

Net expenses	1,906,011

Net Investment Income	4,426,078

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,102,044)

Net change in unrealized appreciation/depreciation on investments	701,034

Net Increase in Net Assets Resulting from Operations	$4,025,068

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

41       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]
Operations
Net investment income	$4,426,078	$7,898,901

Net realized loss	(1,102,044)	(1,051,591)

Net change in unrealized appreciation/depreciation	701,034	633,512

Net increase in net assets resulting from operations	4,025,068	7,480,822

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,474,557)	(4,935,016)
Class C	(329,432)	(619,609)
Class Y	(1,203,677)	(1,743,775)

	(4,007,666)	(7,298,400)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	28,204,745	32,759,699
Class C	3,764,621	18,898,161
Class Y	56,428,561	(5,026,991)

	88,397,927	46,630,869

Net Assets
Total increase	88,415,329	46,813,291

Beginning of period	380,105,174	333,291,883

End of period (including accumulated net investment income of $1,392,919 and $974,507, respectively)	$468,520,503	$380,105,174

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

42       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.04	0.08	0.07	0.08	0.04
Net realized and unrealized gain	0.00	0.00	0.02	0.06	0.02

Total from investment operations	0.04	0.08	0.09	0.14	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.07)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00[4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.07)	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$3.76	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	0.96%	2.18%	2.35%	3.89%	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$268,899	$240,676	$207,739	$83,843	$24,945

Average net assets (in thousands)	$260,305	$260,158	$146,597	$45,683	$15,185

Ratios to average net assets:[6]
Net investment income	2.09%	2.05%	1.87%	2.18%	2.42%
Expenses excluding interest and fees from borrowings	0.82%	0.82%	0.80%	0.84%	1.38%
Interest and fees from borrowings	0.03%	0.03%	0.02%	0.03%	0.02%

Total expenses	0.85%	0.85%	0.82%	0.87%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.82%	0.87%	0.85%

Portfolio turnover rate	33%	72%	16%	20%	5%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

43       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.03	0.05	0.04	0.05	0.03
Net realized and unrealized gain	(0.01)	0.00	0.02	0.06	0.02

Total from investment operations	0.02	0.05	0.06	0.11	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.04)	(0.04)	(0.05)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00[4]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.02)	(0.04)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$3.76	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	0.58%	1.39%	1.53%	3.07%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,271	$55,509	$36,381	$13,654	$1,794

Average net assets (in thousands)	$57,398	$55,118	$23,354	$7,145	$1,401

Ratios to average net assets:[6]
Net investment income	1.34%	1.27%	1.07%	1.41%	1.72%
Expenses excluding interest and fees from borrowings	1.57%	1.60%	1.62%	1.78%	2.42%
Interest and fees from borrowings	0.03%	0.03%	0.02%	0.03%	0.02%

Total expenses	1.60%	1.63%	1.64%	1.81%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.63%	1.62%	1.62%	1.60%

Portfolio turnover rate	33%	72%	16%	20%	5%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

44       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class Y	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.04	0.09	0.08	0.09	0.05
Net realized and unrealized gain	0.00	0.00	0.02	0.06	0.01

Total from investment operations	0.04	0.09	0.10	0.15	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.08)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00[4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.08)	(0.08)	(0.09)	(0.02)

Net asset value, end of period	$3.76	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	1.08%	2.42%	2.62%	4.12%	1.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140,351	$83,920	$89,172	$20,853	$1,155

Average net assets (in thousands)	$112,569	$81,902	$53,415	$8,280	$210

Ratios to average net assets:[6]
Net investment income	2.32%	2.29%	2.10%	2.35%	2.66%
Expenses excluding interest and fees from borrowings	0.56%	0.57%	0.53%	0.67%	2.13%
Interest and fees from borrowings	0.03%	0.03%	0.02%	0.03%	0.02%

Total expenses	0.59%	0.60%	0.55%	0.70%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.60%	0.55%	0.63%	0.60%

Portfolio turnover rate	33%	72%	16%	20%	5%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

45       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS November 28, 2014 Unaudited

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

46       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended May 30, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended May 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$1,160,872

47       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

As of November 28, 2014, it is estimated that the capital loss carryforwards would be $2,262,916 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 28, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$456,564,227

Gross unrealized appreciation	$4,433,906
Gross unrealized depreciation	(1,704,011)
Net unrealized appreciation	$2,729,895

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

48      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

49       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

50      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$13,946,835	$—	$13,946,835
Alaska	—	2,999,615	—	2,999,615
Arizona	—	13,326,906	—	13,326,906
Arkansas	—	35,103	—	35,103
California	—	95,875,022	—	95,875,022
Colorado	—	12,531,482	—	12,531,482
Connecticut	—	225,785	—	225,785
District of Columbia	—	1,112,020	—	1,112,020
Florida	—	18,491,991	—	18,491,991
Georgia	—	3,027,654	—	3,027,654
Idaho	—	25,095	—	25,095
Illinois	—	60,736,495	—	60,736,495
Indiana	—	8,013,954	—	8,013,954
Iowa	—	248,190	—	248,190
Kansas	—	35,104	—	35,104
Kentucky	—	40,144	—	40,144
Louisiana	—	4,160,510	—	4,160,510
Maryland	—	1,337,835	—	1,337,835
Massachusetts	—	7,628,698	—	7,628,698
Michigan	—	33,452,111	—	33,452,111
Minnesota	—	3,951,171	—	3,951,171
Mississippi	—	10,138,029	—	10,138,029

51      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Missouri	$—	$1,774,634	$—	$1,774,634
Nebraska	—	50,200	—	50,200
Nevada	—	5,864,292	—	5,864,292
New Jersey	—	10,479,269	—	10,479,269
New York	—	48,404,766	—	48,404,766
North Carolina	—	310,093	—	310,093
Ohio	—	6,788,023	—	6,788,023
Oklahoma	—	496,764	—	496,764
Oregon	—	292,691	—	292,691
Other Territory	—	983,164	—	983,164
Pennsylvania	—	19,906,169	—	19,906,169
Rhode Island	—	1,830,123	—	1,830,123
South Carolina	—	25,082	—	25,082
Tennessee	—	1,582,932	—	1,582,932
Texas	—	12,311,125	—	12,311,125
Vermont	—	2,098,715	—	2,098,715
Virginia	—	450,286	—	450,286
Washington	—	785,247	—	785,247
West Virginia	—	25,090	—	25,090
Wisconsin	—	997,054	—	997,054
U.S. Possessions	—	52,498,654	—	52,498,654

Total Assets	$—	$459,294,122	$—	$459,294,122

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to

52      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 28, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$ 958,325
Sold securities	3,770,456

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of November 28, 2014

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of November 28, 2014, securities with an aggregate market value of $249,438, representing 0.05% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 28, 2014		Year Ended May 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	28,370,312	$106,498,070	71,547,970	$265,948,361
Dividends and/or distributions reinvested	610,977	2,294,251	1,237,026	4,594,843
Redeemed	(21,461,231)	(80,587,576)	(64,067,099)	(237,783,505)

Net increase	7,520,058	$28,204,745	8,717,897	$32,759,699

53       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest (Continued)

	Six Months Ended November 28, 2014		Year Ended May 30, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	3,322,669	$12,475,371	14,334,469	$53,242,982
Dividends and/or distributions reinvested	85,828	322,266	158,249	587,769
Redeemed	(2,405,894)	(9,033,016)	(9,411,676)	(34,932,590)

Net increase	1,002,603	$3,764,621	5,081,042	$18,898,161

Class Y
Sold	22,813,834	$85,677,229	20,768,534	$77,296,732
Dividends and/or distributions reinvested	316,590	1,189,477	465,676	1,729,958
Redeemed	(8,108,053)	(30,438,145)	(22,657,227)	(84,053,681)

Net increase (decrease)	15,022,371	$56,428,561	(1,423,017)	$(5,026,991)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended November 28, 2014 were as follows:

	Purchases	Sales
Investment securities	$226,602,959	$134,128,245

7. Fees and other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

The Fund’s management fee for the six months ended November 28, 2014 was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

54      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

7. Fees and other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

55      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 28, 2014	$16,093	$10,484	$4,037

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed 0.85% of average annual net assets for Class A shares, 1.60% of average annual net assets for Class C shares and 0.60% of average annual nets assets for Class Y shares. During the six months ended November 28, 2014, the Manager reimbursed $398 for Class A shares.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended November 28, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$141
Class Y	180

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

56      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Borrowings and Other Financing

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1532% as of November 28, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended November 28, 2014 equal 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of November 28, 2014, the Fund had borrowings outstanding at an interest rate of 0.1532%. Details of the borrowings for the six months ended November 28, 2014 are as follows:

Average Daily Loan Balance	$968,306
Average Daily Interest Rate	0.155%
Fees Paid	$22,422
Interest Paid	$850

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase

57      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended November 28, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended November 28, 2014.

Details of reverse repurchase agreement transactions for the six months ended November 28, 2014 are as follows:

Fees Paid	$ 28,789

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not

58      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

9. Pending Litigation (Continued)

including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

60       OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the muni national short category. The Board noted that the Fund’s one- and three-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national short funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Class Y shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund.

61      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND ’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective October 1, 2015, includes an additional breakpoint of 0.37% of assets in excess of $1 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURE; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

64      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

65      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site

to help you find the information and services you need—

quickly. Visit oppenheimerfunds.com/investors

to see how well the new site will work for you. You can

also visit our website for 24-hour access to account

information and transactions or call us at 800 CALL OPP

(800 225 5677) for 24-hour automated information

and automated transactions. Representatives are also

available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0621.001.1114     January 21, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015